                             SUBSCRIPTION AGREEMENT
                             ----------------------

         THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of December 18, 2002, by and between ONCURE TECHNOLOGIES CORP., a Florida corporation (the "Company"), and Shyam B. Paryani (the "Subscriber").

         WHEREAS, the Subscriber desires to purchase from the Company, and the Company desires to issue and sell to Subscriber 36 shares of the Company's Series H Cumulative Accelerating Redeemable Preferred Stock, par value $.001 per share (the "Series H Stock"), subject to and in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1
                             SUBSCRIPTION FOR SHARES
                             -----------------------

         1.1 Subscription Agreement. Subject to the terms and conditions of this Agreement, the Subscriber hereby irrevocably subscribes for 36 shares (the "Subscription Shares") of Series H Stock to be issued by the Company in accordance with the terms hereof, at a purchase price of $2,000 per share, for a total purchase price of $ 72,000 (the "Subscription Share Price"). The Subscription Share Price shall be paid by check payable to the order of the Company, or in such other manner as the Company in its discretion may deem acceptable. Delivery by the Company of the Subscription Shares to the Subscriber shall constitute the Company's acknowledgment that it has received the Subscription Share Price in full.

                                   SECTION 2
            REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SUBSCRIBER
            --------------------------------------------------------

         2.1 Subscriber Representations

         (a) The Subscriber is acquiring the Subscription Shares (and the shares of the Company's common stock, $.001 par value per share (the "Common Stock"), issuable upon conversion thereof) for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act of 1933, as amended ("Securities Act"). The Subscriber understands that none of the Subscription Shares have been (nor will the shares Common Stock issuable upon conversion thereof be) registered for sale under the Securities Act, or the securities or similar laws of any foreign, state or other jurisdiction, or qualified under applicable state securities laws and that the Subscription Shares are being offered and sold to the Subscriber in reliance on exemptions therefrom based, in part, upon the representations, warranties, covenants and agreements of the Subscriber contained in this Agreement. The Subscriber understands that it must bear the economic risk of its investment in the Company for an indefinite period of time, as the Subscriber cannot sell the Subscription Shares (or the shares of the Common Stock issuable upon conversion thereof) unless they are subsequently registered under the Securities Act and qualified under state securities laws, or unless an exemption from such registration and qualification is available.

         (b) The Subscriber has carefully read and fully considered all disclosures contained in the Company's Annual Report on Form 10KSB for the year ended December 31, 2001 and all reports filed under the Securities Exchange Act of 1934, as amended, since then as provided upon request by the Company or available on the U.S. Securities and Exchange Commission EDGAR database at www.sec.gov. The Subscriber understands that an investment in the Subscription Shares (and the shares of Common Stock issuable upon conversion thereof) is a speculative investment with a high degree of risk of loss, and there are substantial restrictions on the transferability of the Subscription Shares (and the shares of Common Stock issuable upon conversion of thereof).

         (c) The Subscriber acknowledges that only a limited public market for the securities of the Company, including the Subscription Shares, presently exists. The Subscriber acknowledges that a legend will be placed on the certificates representing the Subscription Shares (and the shares of Common Stock issuable upon conversion thereof) that will restrict the transferability of such Subscription Shares (and the shares of Common Stock issuable upon conversion thereof). The Subscriber recognizes that the Company is a speculative venture involving significant financial risk, and the Subscriber can bear the economic risk of losing the Subscriber's entire investment in the Subscription. The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth and an investment in the Subscription Shares will not cause the Subscriber's overall commitment to become excessive. The Subscriber is familiar with the nature of, and risks attendant to, investments in securities of the type being subscribed for and has determined that the purchase of Subscription Shares is consistent with the Subscriber's investment objectives.

         (d) The Subscriber and its advisors, if any, are satisfied that the Subscriber has received adequate information with respect to all matters which it or its advisors, if any, consider material to the Subscriber's decision to make this investment in the Subscription Shares. The Subscriber has the requisite knowledge and experience in financial, tax and business matters and, in particular, investments in securities, to evaluate the merits and risks of this investment to make an informed investment decision with respect thereto and to protect the Subscriber's interests in connection with this transaction.

         (e) The transactions contemplated by this Agreement are not part of a plan or scheme on the part of the Subscriber, any of its affiliates or any person acting on its or their behalf to evade the registration requirements of the Securities Act. The Subscriber confirms that the Subscription Shares were not offered to the Subscriber by any means of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio.

         (f) The undersigned meets the requirements of at least one of the suitability standards for an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Securities Act.

         (g) The undersigned is a director of the Company and is intimately familiar with the financial position of the Company as well as all matters pertaining to the operations and prospects of the Company.

         (h) No representations or warranties have been made to the undersigned by the Company or by any agent, employee, or affiliate of the Company, and in entering into this transaction the undersigned is not relying upon any information, other than the results of independent investigation by the undersigned.

         (i) The undersigned has carefully reviewed the jurisdictional notices listed below and agrees to abide by any restrictions contained therein applicable to the undersigned.

         2.2 Transfer of Securities. The Subscriber will resell or otherwise dispose of the Subscription Shares (and the shares of Common Stock issuable upon conversion thereof) only pursuant to registration under the Securities Act or pursuant to an available exemption from registration. Such Subscriber consents that any transfer agent of the Company may be instructed not to transfer any Subscription Shares (or shares of Common Stock issuable upon conversion of thereof) unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing such Subscription Shares (and the shares of Common Stock issuable upon conversion thereof), and any certificates issued in substitution therefor, the following legend calling attention to the foregoing restrictions on transferability of such Subscription Shares (and the shares of Common Stock issuable upon conversion thereof ), stating in substance:

                  "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SALE OR OTHER DISPOSITION OF THESE SHARES IS RESTRICTED AND IN ANY EVENT IS PROHIBITED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT; OR (ii) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THE HOLDER OF THIS CERTIFICATE SHALL HAVE DELIVERED TO ONCURE TECHNOLOGIES CORP. ("ONCURE") AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO ONCURE AND ITS COUNSEL, THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY STATE SECURITIES LAWS."

The Company shall, upon the request of any holder of a stock certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock certificate without such legend if (A) the stock evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification, or (B) such holder shall have delivered to the Company a legal opinion reasonably satisfactory to the Company to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

         2.3 Enforceability. The Subscriber has all requisite power and authority to execute, deliver, and perform this Agreement. All actions on the part of the Subscriber necessary for the authorization, execution, delivery and performance by such Subscriber of this Agreement have been taken. This Agreement has been duly authorized, executed and delivered by the Subscriber, is the legal, valid and binding obligations of the Subscriber, and is enforceable against the Subscriber in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally or as rights to indemnification may be limited by applicable securities laws.

                                   SECTION 3
                             JURISDICTIONAL NOTICES
                             ----------------------

         3.1 Notices for Residents of All States. THE SUBSCRIPTION SHARES OFFERED HEREBY HAVE NOT BEEN (NOR WILL THE SHARES COMMON STOCK ISSUABLE UPON CONVERSION THEREOF BE) REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATES OF THE UNITED STATES OR ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SUBSCRIPTION SHARES (AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF) ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SUBSCRIPTION SHARES (AND THE SHARES COMMON STOCK ISSUABLE UPON CONVERSION THEREOF) HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY; NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY MATERIALS FURNISHED TO ANY SUBSCRIBER. ANY REPRESENTATION OF THE CONTRARY IS A CRIMINAL OFFENSE.

                                   SECTION 4
                                 MISCELLANEOUS
                                 -------------

         4.1 Successors and Assigns. The Subscriber may not assign its rights or obligation hereunder to a third party. The Company may not sell, assign, transfer or otherwise convey any of its rights or delegate any of its duties under this Agreement, except to a corporation which has succeeded to substantially all of the business and assets of the Company and has assumed in writing its obligations under this Agreement. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their successors and permitted assigns.

         4.2 Amendments and Waivers. Neither this Agreement nor any term hereof may be changed or waived (either generally or in a particular instance and either retroactively or prospectively) absent the written consent each party hereto.

         4.3 Survival of Representations, Etc. The representations, warranties, covenants and agreements made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery of this Agreement and the issuance and delivery of the Subscription Shares to the Subscriber.

         4.4 Acknowledgment Of Use of Representations and Warranties. The representations, warranties and undertakings contained in this Subscription Agreement made by the Subscriber are made with the intent that they may be relied upon in determining its suitability as an investor in the Company. The Subscriber hereby agrees that such representations, warranties and undertakings shall survive the acceptance by the Company of this Subscription. By executing this Agreement, the Subscriber represents that it has read and acknowledged the representations contained herein.

         4.5 Indemnification. The Subscriber acknowledges that the Subscriber understands the meaning of the legal consequences of the representations, acknowledgments and warranties contained herein, and the Subscriber hereby agrees to indemnify and hold harmless the Company and its officers, directors, attorneys and representatives, against any and all loss, claim, action, damage and/or liability, including costs and reasonable attorneys fees, due to or arising out of a breach of any representation, warranty undertaking or acknowledgment of the Subscriber contained in this Subscription Agreement.

         4.6 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all previous negotiations, commitments and writings with respect to such subject matter.

         4.7 Headings. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.

         4.8 Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to the conflict of laws principles thereof.

         4.9 Gender. Unless the context otherwise requires, all personal pronouns used in this Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

         4.10 Further Actions. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         IN WITNESS WHEREOF, the Subscriber has executed this Agreement this 18th day of December, 2002.

NAME OF SUBSCRIBER (print or type)
Shyam B. Paryani


/s/ Shyam B. Paryani                       ____________________________________
Authorized Signature of Subscriber-
  Position

Address:  3599 University Blvd. South, Suite 100
          Jacksonville, FL 32216


Phone No. _______________________________________________________

Fax No. _________________________________________________________

Employer Tax I.D. No. _____________________________________________

Jurisdiction of Organization  _________________________________________

OnCure Technologies Corp. hereby accepts the foregoing Subscription subject to the terms and conditions hereof as of the 18th day of December, 2002.

                                 ONCURE TECHNOLOGIES CORP.




                                 By: /s/ Jeffrey A. Goffman
                                 Name:    Jeffrey A. Goffman
                                 Title:   President and Chief Executive Officer